ENVIRONMENTAL INDEMNITY
    THIS ENVIRONMENTAL INDEMNITY (this "Indemnity") is entered into as of April 3, 2025 by CIM URBAN REIT PROPERTIES IX, L.P., a Delaware limited partnership ("Borrower"), and CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation ("Guarantor"; Guarantor and Borrower are collectively referred to herein as "Indemnitor"), to and for the benefit of COMERICA BANK ("Bank"), and its successors, assigns and participants, and the respective directors, officers, agents, attorneys and employees of each of the foregoing (collectively, "Indemnified Parties").

W I T N E S S E T H:
A.Bank has agreed to make a loan to Borrower in the maximum principal amount of up to Thirty-Five Million Five Hundred Thousand and No/100 Dollars ($35,500,000.00) for the purposes set forth in Section 2.1 of the Loan Agreement (as defined in the Trust Deed) (the "Loan"). The Loan is evidenced by that certain Advancing to Loan Amount Note of even date herewith in the amount of the Loan, executed by Borrower, as maker and payable to Bank, as holder (the "Note").
B.The repayment of the Note is secured by, inter alia, a Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) of even date herewith executed by Borrower, as trustor, in favor of Gary S. Farmer, as trustee, and naming Bank, as beneficiary (the "Trust Deed"). The Trust Deed encumbers that certain real property more particularly described in Exhibit A attached hereto (the "Property"). The Property and the improvements constructed thereon or to be constructed thereon are referred to herein as the "Project." The Note, the Trust Deed and any other document or agreement which now or hereafter evidences and/or secures the Loan are collectively referred to herein as the "Loan Documents." Capitalized terms used above and elsewhere in this Indemnity without definition have the meanings given to them in the Loan Agreement.
C.As a result of the exercise of Bank's rights and remedies in connection with the Loan, Bank may hereafter become the owner of the Project pursuant to a foreclosure sale or deed in lieu thereof or may otherwise incur or suffer certain liabilities, costs and expenses in connection with the Project relating to Hazardous Substances (defined in Section 1(e) below). Bank has therefore made it a condition of making the Loan that this Indemnity be executed and delivered by Indemnitor in order to protect Bank from any such liabilities, costs and expenses and all other Environmental Losses (defined in Section 1(d) below).
D.The obligations hereunder are unsecured obligations of Indemnitor and are not secured obligations under the Trust Deed.
NOW, THEREFORE, in consideration of the foregoing and of Bank making the Loan, and other valuable consideration, the receipt of which is hereby acknowledged, Indemnitor hereby agrees as follows:

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1.As used in this Indemnity, the following terms shall have the following meanings:
(a)"CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), as heretofore or hereafter amended from time to time.
(b)"De Minimis Uses" means the use or storage of the following, so long as, in each case, the same are maintained in de minimis, reasonable and necessary quantities and are at all times used and/or stored in accordance with all Environmental Laws: (a) ordinary and customary maintenance supplies, cleaning products and necessary petroleum products, in each case customarily used in the alteration, use, operation and maintenance of comparable commercial buildings, (b) personal grooming items and other items sold in pre-packaged containers for consumer use, and (c) ordinary, customary and necessary petroleum and other similar products as required for the use and operation of motor vehicles.
(c)"Environmental Laws" means any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), permits, and other requirements of governmental authorities relating to the environment or to any Hazardous Substance or Release including, without limitation, CERCLA, and any corresponding state laws or ordinances including but not limited to the Texas Natural Resources Code, Texas Water Code § 26.001 et seq. and the Texas Health & Safety Code § 361.001 et seq. and § 382.001 et seq.
(d)"Environmental Losses" means Losses (defined in Section 1(f) below) suffered or incurred by an Indemnified Party arising out of or as a result of: (i) the occurrence of any Release; (ii) any violation of any applicable Environmental Laws relating to the Property or the Project or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Release or (iv) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against an Indemnified Party which directly or indirectly relates to, arises from or is based on any of the matters described in clauses (i), (ii), or (iii), or any allegation of any such matters.
(e)"Hazardous Substance" or "Hazardous Substances" means (i) any chemical compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties, such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity"; (ii) asbestos; and (iii) any petroleum, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).
(f)"Losses" means any and all losses, diminution in the value of Bank's security (but excluding any diminutions in value to the extent arising solely from general market conditions rather than matters that are subject of the Indemnity), liabilities, damages (excluding consequential, special and punitive damages, except to the extent paid or payable to a third party), demands, claims, actions, judgments, causes of action, assessments, fines, penalties, and costs and expenses (including, without limitation, clean-up costs, the reasonable fees and disbursements of outside legal counsel, engineering consultants and accountants). Losses also include all costs incurred by Bank in connection with (i) determining whether the Project is in compliance with all applicable Environmental Laws, (ii) taking any reasonable precautions to protect against any Environmental Losses, (iii) any removal, remediation of any kind and disposal of any Hazardous Substances (other than De Minimis Uses), and (iv) any repair of any

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damage to the Project or any other property resulting from such precautions, removal, remediation or disposal of any Hazardous Substances. The rights of any person or entity constituting Bank shall not be limited by any investigation undertaken by or on behalf of Bank in connection with the Project.
(g)"Release" means any actual use, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance from, under, into or on the Property or the Project or any surrounding property.
2.Indemnitor hereby agrees to indemnify, defend, and hold harmless Indemnified Parties, from and against any and all Environmental Losses. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO COSTS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. Notwithstanding anything in this Indemnity to the contrary, the indemnification obligations of Indemnitor under this Section 2 shall not be applicable to (a) Environmental Losses arising solely as a result of the gross negligence, willful misconduct or fraud of the party seeking to be indemnified hereunder, or (b) Environmental Losses (i) arising solely from events or conditions first existing after Bank or its Affiliate acquired title to the Project by foreclosure sale or acceptance of a deed-in-lieu thereof, and (ii) that do not directly or indirectly arise from or relate to (A) any Release, non-compliance with any Environmental Laws, or remediation existing or occurring prior to the date Bank or its Affiliate acquired title to the Project, or (B) any acts taken by Borrower or any of its Affiliates, or any of their respective agents or contractors, prior to, on or after such date.
3.Indemnitor agrees that Bank may provide any financial or other information, data or material in Bank's possession relating to Indemnitor, the Loan, this Indemnity, the Project, to Bank's parent, affiliate, subsidiary, participants or service providers, without further notice to Indemnitor.
4.This Indemnity is given solely to protect Bank against Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. The obligations of Indemnitor under this Indemnity are independent of, and shall not be measured or affected by (a) any amounts at any time owing under the Loan or secured by the Trust Deed; (b) the sufficiency or insufficiency of any collateral (including, without limitation, the Project) given to Bank to secure repayment of the Loan; (c) the consideration given by Bank or any other Indemnified Party in order to acquire the Property or the Project, or any portion thereof; (d) the modification, expiration or termination of the Loan Agreement, the Note or any other document or instrument relating thereto; (e) the discharge or repayment in full of the Loan; (f) any election by any Indemnified Party to purchase all or any portion of the Property at a foreclosure sale by crediting all or any portion of the obligations secured by the Trust Deed against the purchase price therefor; (g) any release or reconveyance of the Trust Deed or of any other security for the Loan; or (h) any termination, cancellation or modification of the Note, the Trust Deed or any other instrument relating to the Loan. Notwithstanding the provisions of any document or instrument, none of the obligations of the Indemnitor hereunder shall be in any way secured by the lien of the Trust Deed.
5.Indemnitor covenants and agrees that neither it nor any occupant of the Project shall use, introduce or maintain Hazardous Substances on the Project, unless done in strict compliance with all Environmental Laws.
6.Indemnitor shall, at its sole cost and expense, maintain the Project in compliance with all Environmental Laws and shall not cause or permit a Release in violation of any such

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Environmental Laws. Within five (5) Business Days after any Indemnitor acquires knowledge of the same, Indemnitor shall provide Bank with written notice of any of the following:
a.any Release of Hazardous Substances occurring on or near the Project (other than De Minimis Uses),
b.any claims, actions or court or governmental proceedings under any Environmental Laws relating to the Project,
c.the introduction, maintenance or discovery by Indemnitor of any Hazardous Substances on or near the Project (other than De Minimis Uses), and
7.        d.    discovery of any occurrence or condition on any real property in the vicinity of the Project which could cause the Project to be subject to any restrictions on the ownership, use or transferability of the Project under any Environmental Laws.
8.(a)    Indemnitor shall conduct and complete in a timely manner all investigations, environmental audits, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Substances on or affecting the Project in accordance with all Environmental Laws to the satisfaction of Bank, and in accordance with the orders and directives of all federal, state and local governmental authorities, whether caused by any Indemnitor or a third party.
9.        (b)    Indemnitor shall notify Bank in writing prior to taking all such actions, and shall continuously keep Bank reasonably informed of their status. Consultants and contractors proposed to be retained by Indemnitor shall be subject to Bank's prior consent, which shall not unreasonably be withheld, conditioned or delayed. Indemnitor, promptly upon Bank's request, shall provide Bank with copies of the results of all such actions and all related correspondence, reports and other documents and information. Any remedial, removal or other action by any Indemnitor shall not be deemed a cure or waiver of any breach of this Indemnity due to a Release.
10.        (c)    Upon prior written notice to Borrower, Bank may enter and inspect the Project on Business Days during reasonable business hours, subject to the rights of tenants, for the purpose of evaluating Indemnitor's use or storage of Hazardous Substances and to confirm that Indemnitor is in compliance with Environmental Laws. If notice is given by any person or entity to Borrower, Indemnitor or Bank of any actual or potential violation of Environmental Laws pertaining to the Project or if there is a Release of any Hazardous Substance on or near the Project (other than De Minimis Uses), then at any time following ten (10) Business Days' written notice to any Indemnitor (except in an emergency or where not practical under applicable law, in which case notice is waived), and without limitation of Bank's other rights under this Indemnity or elsewhere, Bank shall have the right, but not the obligation, either through its employees or its consultants, on Business Days during reasonable business hours, and subject to the rights of tenants, to enter on the Project and to take those actions as it deems appropriate to investigate or test for, remediate, remove, resolve, minimize the impact of or advise governmental agencies of the possible existence of any Hazardous Substances. Any such actions conducted by Bank shall be solely for the benefit of and to protect the interests of Bank and shall not be relied upon by Indemnitor or any third party for any purpose. By conducting

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any such actions, Bank does not assume control over the environmental affairs or operations of Indemnitor nor assume any liability of Indemnitor or any third party. Indemnitor's obligations under this paragraph (c) shall not be diminished or otherwise affected as a result of any notice or disclosure to, or any other knowledge of, any Indemnified Party of any Release or threatened Release, nor shall an Indemnified Party be deemed to have permitted or consented to any Release or any breach of Indemnitor's other obligations under this paragraph because any such party had notice or knowledge hereof.
11.Bank shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Losses and to have its reasonable attorneys' fees in connection therewith paid by Indemnitor. During the continuance of an Event of Default, Bank shall have the right, upon thirty (30) days' prior written notice to Indemnitor, to settle or compromise in good faith any Environmental Losses against Bank. In case any such claim shall be against Bank, Indemnitor agrees that Bank may employ independent counsel of Bank's own selection to appear and defend Bank. All of the actual and reasonable costs and expenses of such defense shall be paid by Indemnitor.
12.The obligations of Indemnitor pursuant to this Indemnity are unsecured obligations of Indemnitor and shall continue to be enforceable to the fullest extent permitted by applicable law. Indemnitor's obligations hereunder shall survive the sale or other transfer of the Project. The rights of the Indemnified Parties under this Indemnity shall be in addition to any other rights and remedies of the Indemnified Parties against Indemnitor under any other document or instrument now or hereafter executed by any Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any such rights. Indemnitor expressly and specifically agrees that a separate action or actions may be brought and prosecuted against any Indemnitor whether or not action is brought against Borrower or any other Indemnitor and whether or not Borrower is joined in any action against such Indemnitor on this Indemnity. Bank would not make the Loan without this Indemnity and Indemnitor acknowledges and understands that this Indemnity is a material inducement for Bank's agreement to make the Loan.
13.Indemnitor waives any right or claim of right to cause a marshaling of the assets of Indemnitor or to cause Bank to proceed against any of the security for the Loan before proceeding under this Indemnity against Indemnitor. To the extent allowed by applicable law, each Indemnitor expressly waives and relinquishes all rights, remedies or defenses accorded by applicable law to indemnitors or guarantors, including, but not limited to, Section 17.001 and Chapter 43 of the Texas Civil Practice and Remedies Code and Texas Rule of Civil Procedure 31, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it would otherwise have under the laws of Texas or any other jurisdiction.
14.All obligations of Indemnitor hereunder shall be payable within twenty-one (21) Business Days following receipt of written demand from Bank with an explanation of the amounts demanded, and any such amount which is not paid within such twenty-one (21) Business Day period shall bear interest from the expiration of such twenty-one (21) Business Day period at the default rate set forth in the Note.
15.Indemnitor shall pay to Bank all costs and expenses (including, without limitation, the reasonable fees and disbursements of Indemnified Parties' outside counsel) incurred by an Indemnified Party in connection with this Indemnity or the enforcement hereof.
16.This Indemnity shall be binding upon each Indemnitor, their respective representatives, administrators, executors, successors and assigns and shall inure to the benefit of

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and shall be enforceable by Bank, the other Indemnified Parties and their successors, endorsees and assigns, and to any transferee of the Property to whom Bank specifically assigns this Indemnity. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires.
17.If this Indemnity is executed by more than one Person, the liability of the undersigned hereunder shall be joint and several. Each Indemnitor agrees that it shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder unless and until all obligations of Indemnitors under the Transaction Documents have been satisfied. Each Indemnitor further agrees that, to the extent the waiver of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation or contribution of such Indemnitor shall be junior and subordinate to the rights of Bank against each Indemnitor hereunder.
18.Governing Law, Venue and Jurisdiction.
(a)THE PARTIES HEREBY AGREE THAT THIS INDEMNITY AND ALL OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS RELATED TO THIS INDEMNITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.
(b)EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT SITTING IN DALLAS, TEXAS (AND ANY APPELLATE COURT THEREOF) IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDEMNITY OR ANY OTHER TRANSACTION DOCUMENT, (II) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT, (III) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT OR PROCEEDING IN ANY SUCH COURT, AND (IV) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF TEXAS BY THE DELIVERY OF COPIES OF SUCH PROCESS (X) TO INDEMNITOR AT ITS ADDRESS SPECIFIED ON ITS SIGNATURE PAGE HERETO, (Y) TO BANK AT ITS ADDRESS SPECIFIED ON ITS SIGNATURE PAGE TO THE LOAN AGREEMENT OR (Z) BY CERTIFIED MAIL DIRECTED TO SUCH ADDRESSES (OR, IN ANY CASE, ANY OTHER ADDRESSES DESIGNATED BY THE PARTIES IN A NOTICE TO EACH OTHER). NOTHING IN THIS PARAGRAPH SHALL LIMIT OR OTHERWISE AFFECT THE RIGHT OF BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY SUCH ACTION OR PROCEEDING AGAINST AN INDEMNITOR OR ANY OF ITS PROPERTY IN ANY COURT OF ANY OTHER JURISDICTION.
19.Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any third party or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.
20.No failure or delay on the part of Bank to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such

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power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
21.This Indemnity may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement, with the same effect as if all parties had signed the same signature page.
22.INDEMNITOR AND BANK (BY ITS ACCEPTANCE OF THIS INDEMNITY) ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, INDEMNITOR AND BANK (BY ITS ACCEPTANCE OF THIS INDEMNITY), AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS INDEMNITY OR THE LOAN.
23.Each of the parties which collectively comprise Indemnitor waives (a) any defense based upon any legal disability, insolvency, bankruptcy, dissolution, liquidation, or other defense of, or the cessation or limitation of the liability of, any other such party from any cause; (b) any defense based upon the lack of authority or power of the officers, directors, partners, members, managers, governors or agents acting or purporting to act on behalf of any other such party or any partner therein or any defect in the formation thereof; (c) any defense based upon the application by Borrower of proceeds of the Loan for purposes other than the purposes represented by Borrower to Bank or intended or understood by Bank or any such party; (d) any rights and defenses arising out of an election of remedies by Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Loan or any obligations hereunder, has destroyed or otherwise impaired the subrogation or reimbursement rights of any Indemnitor against Borrower or any other party by operation of applicable law; (e) any defense based upon Bank's failure to disclose to any such party any information concerning the financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Note or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of an indemnitor must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Bank's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any waiver by Bank of its rights, powers or remedies under the Transaction Documents or any delay by Bank in exercising the same; (i) any defense based on changes in the ownership of any such party; (j) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (k) any right of subrogation, any right to enforce any remedy which Bank may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Transaction Documents now or hereafter held by Bank; (l) presentment, demand, protest and notice of any kind; and (m) any act, provision or thing which might, but for this provision of this Indemnity, be deemed a legal or equitable discharge of an indemnitor. Indemnitor agrees that the payment of all sums payable under the Note or any of the other Transaction Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Transaction Documents shall similarly operate to toll the statute of limitations applicable to Indemnitor's liability hereunder.
24.THIS INDEMNITY AND THE OTHER "LOAN AGREEMENTS" (AS SUCH TERM IS DEFINED IN SECTION 26.02(a)(2) OF THE TEXAS BUSINESS AND

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COMMERCE CODE, AS AMENDED), TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.
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IN WITNESS WHEREOF, this Indemnity is executed as of the date first set forth above.

INDEMNITOR'S ADDRESS FOR NOTICES:

CIM URBAN REIT PROPERTIES IX, L.P.
c/o CIM Group
4700 Wilshire Blvd.
Los Angeles, California 90010
Attn: General Counsel

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison, LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Harris B. Freidus, Esq.

INDEMNITOR:

CIM URBAN REIT PROPERTIES IX, L.P.,
a Delaware limited partnership

By: CIM URBAN REIT GP II, LLC,
a Delaware limited liability company,
its general partner

            By: /s/ David Thompson
                   Name: David Thompson
                   Title: Vice President and Chief Financial Officer

[Signatures continue on next page.]

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Creative Media & Community Trust Corporation 5956 Sherry Lane, Suite 700 Dallas, TX 75225 Attention: Chief Financial Officer/ CMCT	CREATIVE MEDIA & COMMUNITY TRUST CORPORATION, a Maryland corporation By: /s/ David Thompson Name: David Thompson Title: Chief Executive Officer

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EXHIBIT A
LEGAL DESCRIPTION
TRACT 1:
A 12.48 ACRE (543,678 SQUARE FEET) TRACT OF LAND OUT OF THE ISAAC DECKER LEAGUE, TRAVIS COUNTY, TEXAS, SAME BEING DESCRIBED IN DOCUMENT NO. 2000013841 OF THE OFFICIAL PUBLIC RECORDS OF TRAVIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A SPINDLE FOUND IN THE SOUTHERLY RIGHT-OF-WAY LINE OF BRAESWOOD ROAD (60' R.O.W.) COMMON WITH THE WESTERLY RIGHT-OF-WAY LINE OF WILLOW SPRINGS ROAD (R.O.W. VARIES) FOR THE NORTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE S 33°15'40" W, WITH THE WESTERLY RIGHT-OF-WAY LINE OF SAID WILLOW SPRINGS ROAD (R.O.W. VARIES) A DISTANCE OF 619.11 FEET TO A ½" IRON ROD FOUND IN THE WESTERLY RIGHT-OF-WAY LINE OF SAID WILLOW SPRINGS ROAD (R.O.W. VARIES) COMMON WITH THE NORTHERLY RIGHT-OF-WAY LINE OF ALPINE ROAD (80' R.O.W.) FOR THE SOUTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE N 55°50'02" W, WITH THE NORTHERLY RIGHT-OF-WAY LINE OF SAID ALPINE ROAD (80' R.O.W.) A DISTANCE OF 600.55 FEET TO AN "X" SET IN CONCRETE FOR A POINT-OF-CURVATURE IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID ALPINE ROAD (80' R.O.W.) AND SOUTHERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE WITH THE NORTHERLY RIGHT-OF-WAY LINE OF SAID ALPINE ROAD (80' R.O.W.) AND ALONG A CURVE TO THE RIGHT HAVING A CHORD BEARING OF N 51°53'16" W, A DISTANCE OF 294.01 FEET, AN ARC DISTANCE OF 294.23 FEET AND A RADIUS OF 2198.60 FEET TO A MAGNAIL FOUND FOR A POINT-OF-TANGENCY IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID ALPINE ROAD (80' R.O.W.) AND BEING IN SOUTHERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE N 48°02'07" W, WITH THE NORTHERLY RIGHT-OF-WAY OF SAID ALPINE ROAD (80' R.O.W.) A DISTANCE OF 45.11 FEET TO A ½" IRON PIPE FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF SAID ALPINE ROAD (80' R.O.W.) AND BEING THE SOUTHEASTERLY CORNER OF LOT 22, WOODWARD INDUSTRIAL DISTRICT AS RECORDED IN BOOK 5 PAGE 156 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS AND BEING THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

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THENCE N 30°09'30" E, WITH THE EASTERLY LINES OF LOT 22 AND LOT 23 OF SAID WOODWARD INDUSTRIAL DISTRICT A DISTANCE OF 308.36 FEET TO A ½" IRON ROD FOUND FOR THE SOUTHEASTERLY CORNER OF LOT 23-A, LINEAR SUBDIVISION AS RECORDED IN BOOK 69, PAGE 98 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS SAME BEING AN ANGLE POINT IN THE WESTERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE N 30°14'20" E, WITH THE EASTERLY LINE OF SAID LOT 23-A A DISTANCE OF 98.19 FEET TO A CALCULATED POINT IN THE SOUTHERLY LINE OF PHASE 1, BRUSH ADDITION AS RECORDED IN BOOK 59, PAGE 94 OF THE PLAT RECORDS OF TRAVIS COUNTY PLAT RECORD, SAME BEING THE SOUTHEASTERLY CORNER OF LOT 24 OF SAID PHASE 1, BRUSH ADDITION COMMON WITH THE SOUTHWESTERLY CORNER OF LOT 30 OF SAID PHASE 1, BRUSH ADDITION FOR THE MOST WESTERLY NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE S 63°43'50" E, ALONG THE SOUTHERLY LINE OF SAID PHASE 1, BRUSH ADDITION COMMON WITH THE SOUTHERLY LINES OF LOT 30 AND LOT 31 OF SAID WOODWARD INDUSTRIAL DISTRICT A DISTANCE OF 321.96 FEET TO A CALCULATED POINT FOR THE SOUTHEASTERLY CORNER OF SAID LOT 31 COMMON WITH THE SOUTHEASTERLY CORNER OF SAID PHASE 1, BRUSH ADDITION, SAME BEING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE N 34°03'19" E, WITH THE EASTERLY LINE OF SAID PHASE 1, BRUSH ADDITION, SAME BEING THE EASTERLY LINE OF SAID LOT 31, A DISTANCE OF 162.02 FEET TO A ¾" IRON PIPE FOUND IN THE SOUTHERLY RIGHT-OF-WAY LINE OF BRAESWOOD ROAD (60' R.O.W.) FOR THE MOST NORTHERLY NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;
THENCE S 55°46'50" E, WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) A DISTANCE OF 470.82 FEET TO A ½" IRON ROD FOUND FOR A POINT-OF-CURVATURE IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) AND BEING IN THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) AND ALONG A CURVE TO THE RIGHT HAVING A CHORD BEARING OF S 49°55'04" E, A DISTANCE OF 64.50 FEET, AN ARC DISTANCE OF 64.52 FEET AND A RADIUS OF 756.26 FEET TO A ½" IRON ROD FOUND FOR A POINT-OF-REVERSE-CURVATURE IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) AND BEING IN THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

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THENCE WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) AND ALONG A CURVE TO THE LEFT HAVING A CHORD BEARING OF S 48°32'53" E, A DISTANCE OF 94.17 FEET, AN ARC DISTANCE OF 94.42 FEET AND A RADIUS OF 378.12 FEET TO A SPINDLE FOUND FOR A POINT-OF-TANGENCY IN THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) AND BEING IN THE NORTHERLY LINE OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE S 55°12'18" E, WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID BRAESWOOD ROAD (60' R.O.W.) A DISTANCE OF 10.08 FEET TO THE POINT OF BEGINNING CONTAINING 12.48 ACRE (543,678 SQUARE FEET) OF LAND MORE OR LESS.

TRACT 2:

PHASE I, BRUSH ADDITION, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN VOLUME 59, PAGE(S) 94 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS.

TRACT 3:

LOT 23A, LINEAR SUBDIVISION, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN VOLUME 69, PAGE(S) 98 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS.

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